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                                                                    Exhibit 23.2
                            [Letterhead of KPMG LLP]



                          Independent Auditors' Consent
                          -----------------------------




The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.


                                                              /s/ KPMG LLP






Minneapolis, Minnesota
August 30, 1999